UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

SEADRILL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-39327	98-1834031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 Equity Dr., Ste. 150, Houston, Texas, United States of America	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (713) 329-1150

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	SDRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 4, 2025, the Audit and Risk Committee (the “ARC”) of the Board of Directors of Seadrill Limited (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP, Watford, United Kingdom (“PwC UK”), as the Company’s independent registered public accounting firm, following the completion of the audit for the fiscal year ended December 31, 2024. On March 4, 2025, the ARC also approved, subject to the approval by the shareholders of the Company at the Company’s 2025 Annual General Meeting of Shareholders (the “2025 AGM”), the appointment of PricewaterhouseCoopers LLP, United States (“PwC US”), as its independent registered public accounting firm for the fiscal year ending December 31, 2025, including performing review of interim periods commencing from the period ending March 31, 2025. The approval by the shareholders of the appointment of PwC US at the 2025 AGM will constitute the appointment of PwC US as the Company’s auditor for the purposes of the Companies Act 1981 of Bermuda. The appointment of PwC US followed the Company’s transition from foreign private issuer status to U.S. domestic reporting status, which became effective January 1, 2025, in connection with the closing of the Company’s London, England office and consolidation of the Company’s corporate offices in Houston, Texas.

The audit report of PwC UK on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 4, 2025, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions relating thereto with PwC UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC UK, would have caused PwC UK to make reference to the subject matter of such disagreements in connection with its audit report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023, and (ii) there was no reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K and the instructions relating thereto.

The Company has provided PwC UK with a copy of the disclosures in this Current Report on Form 8-K and has requested that PwC UK provide the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC UK agrees with the statements made by the Company herein. A copy of PwC UK’s letter, dated March 5, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through March 4, 2025, neither the Company nor anyone on its behalf consulted PwC US regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by PwC US to the Company that PwC US concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the instructions relating thereto or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K and the instructions relating thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from PwC UK, dated March 5, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEADRILL LIMITED

Date: March 5, 2025	By:	/s/ Grant Creed
Grant Creed
Chief Financial Officer